EXHIBIT 15
Accountant's Acknowledgement

The Board of Directors
PepsiCo, Inc.

We hereby acknowledge our awareness of the use of our report dated April 23, 2001 included within the Quarterly Report on Form 10-Q of PepsiCo, Inc. for the twelve weeks ended March 24, 2001, and incorporated by reference in the following Registration Statements and in the related Prospectuses:

                                                                         Registration
Description                                                            Statement Number

Form S-3

PepsiCo SharePower Stock Option Plan for PCDC Employees                   33-42121
$32,500,000 Puerto Rico Industrial, Medical and Environmental
     Pollution Control Facilities Financing Authority Adjustable
     Rate Industrial Revenue Bonds                                        33-53232
Extension of the PepsiCo SharePower Stock Option Plan to
     Employees of Snack Ventures Europe, a joint venture
     between  PepsiCo Foods International and General Mills, Inc.         33-50685
$4,587,000,000 Debt Securities and Warrants                               33-64243
$500,000,000 Capital Stock, 1 2/3 cents par value                         333-56302

Form S-4

330,000,000 Shares of Common Stock, 1 2/3 cents par value
     and 840,582 Shares of Convertible Stock, no par value                333-53436

Form S-8

PepsiCo SharePower Stock Option Plan                                      33-35602, 33-29037,
                                                                          33-42058, 33-51496,
                                                                          33-54731 & 33-66150
1988 Director Stock Plan                                                  33-22970
1979 Incentive Plan and the 1987 Incentive Plan                           33-19539
1994 Long-Term Incentive Plan                                             33-54733
1995 Stock Option Incentive Plan                                          33-61731 & 333-09363
1979 Incentive Plan                                                       2-65410
PepsiCo, Inc. Long Term Savings Program                                   2-82645, 33-51514
                                                                          & 33-60965
PepsiCo 401(K) Plan                                                       333-89265
PepsiCo Puerto Rico 1165(e) Plan                                          333-56524

Pursuant to Rule 436(c) of the Securities Act of 1933, such report is not considered a part of a registration statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.

                                                                                   KPMG LLP
New York, New York
May 2, 2001